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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      MARCH 26, 1996 (NOVEMBER 14, 1995)



                           CRAY COMPUTER CORPORATION
             (Exact name of registrant as specified in its charter)



                                   Delaware
                           (State of Incorporation)



     0-18072                                     84-1120275
(Commission file number)          (I.R.S. Employer Identification Number)



202 East Cheyenne Mountain Blvd., Colorado Springs, CO        80906
(Address of principal executive office)                     (Zip Code)



Registrant's telephone number, including area code:  (719) 579-6464
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Item 5.  Other Events.
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The Registrant has continued to take steps in implementation of its decision made and announced on July 14, 1995, to pursue a plan of liquidation. Since the filing of its report on Form 10-Q for its quarterly period ended September 30, 1995, the Registrant has:

1. Filed a Liquidating Plan of Reorganization and a Disclosure Statement with the United States Bankruptcy Court for the District of Colorado on November 14, 1995. As amended to reflect a Purchase and Sale Agreement executed by the Registrant and M/A-COM, Inc. on December 27, 1995, the Plan proposes the appointment of a Liquidating Trustee and the sale of the Registrant's plant to M/A-COM, Inc. for a price of $7,300,000, subject to an opportunity for competitive bidding, to be closed immediately following confirmation of the Plan. The Plan provides that shareholders of the Registrant will be members of Class 9 entitled to share in assets, if any, remaining after satisfaction of prior claims; but the Disclosure Statement states that the Registrant believes there will be no distribution to holders of Class 9 claims.

2. Entered an agreement on December 15, 1995, to sell its intellectual property to Dasu Limited Liability Company for a price of $100,000, subject to approval by the Bankruptcy Court following an opportunity for competitive bidding; and thereafter conducted an auction and closed a sale to Dasu Limited Liability Company for a price of $250,000, immediately following approval by the Bankruptcy Court on January 29, 1996.

3.      Entered into a stipulation on or about February 29, 1996, with Seymour
        R. Cray and the Unsecured Creditors Committee with respect to Mr. Cray's $6,004,000 claim against the Registrant pursuant to which, as part of the Liquidating Plan of Reorganization, (i) Mr. Cray has agreed to accept conveyance of the Registrant's remaining unsold real estate (approximately 32 acres, unimproved) in lieu of $1,504,000 of his claim, and (ii) the rest of said claim will be allowed as an unsecured Class 8 claim.

4. Made amendments to its Liquidating Plan of Reorganization and accompanying Disclosure Statement and, on March 25, 1996, obtained Bankruptcy Court approval of the Disclosure Statement and scheduling of the hearing for confirmation of the Plan on May 15, 1996.
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Item 7.  Financial Statements and Exhibits.
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          Exhibits:

      1.  Press release dated March 25, 1996.

      2.  Debtor's Third Amended Liquidating Plan of Reorganization.

      3. Disclosure Statement Accompanying Debtor's Third Amended Liquidating Plan of Reorganization.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CRAY COMPUTER CORPORATION
                                        -------------------------



DATE:  March 26, 1996                   By: /s/ TERRY A. WILLKOM
                                           ---------------------
                                            Terry A. Willkom
                                            President